Prospectus

December 30, 1999, as revised January 30, 2000

Putnam International Voyager Fund

Class Y shares

Investment Category: Growth

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

 9  How does the fund price its shares?

 9  How do I buy fund shares?

10  How do I sell fund shares?

10  How do I exchange fund shares?

11  Fund distributions and taxes


Putnam Defined Contribution Plans


[LOGO: BOSTON * LONDON * TOKYO]



Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES --  INTERNATIONAL STOCKS

We normally invest mostly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive. We then seek stocks within those industries and countries that we believe offer opportunity for gain. We look for companies with stock prices lower than the value we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in small and midsized companies, although we can invest in companies of any size. Although we primarily invest in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable information or unfavorable political or legal developments. These risks are higher for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which the fund invests perform.

You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURN]

CALENDAR YEAR TOTAL RETURN

1996       20.08%
1997       16.48%
1998       27.12%


Year-to-date performance through 9/30/99 was 28.63%. During the period shown in the bar chart, the highest return for a quarter was 20.00% (quarter ending 3/31/98) and the lowest return for a quarter was -14.18% (quarter ending 9/30/98).

Performance of class Y shares, which were not in existence during the period, in the bar chart and table following the chart, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/98)
-------------------------------------------------------------------------------
                                                         Since
                                       Past              inception
                                       1 year            (12/28/95)
-------------------------------------------------------------------------------
Class Y                                19.78%            18.47%
MSCI EAFE Index                        20.00%             9.00%
-------------------------------------------------------------------------------

The fund's performance through 8/31/97 benefited from Putnam Management's agreement to limit expenses. The fund's perform ance is compared to Morgan Stanley Capital International EAFE Index, an unmanaged index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East (with all values expressed in U.S. dollars).

FEES AND EXPENSES

This table summarizes the expenses you may pay if you buy and hold class Y shares of the fund. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                   Total Annual
                      Management        Other     Fund Operating
                        Fees           Expenses      Expenses
-------------------------------------------------------------------------------
Class Y                1.15%            0.38%         1.53%
-------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class Y                 $156         $483          $834         $1,824
-------------------------------------------------------------------------------

What are the fund's main investment strategies and  related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding which investments to buy or sell. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

If we purchase a stock that trades at a higher multiple of current earnings than other stocks, its value may be more sensitive to changes in current or expected earnings than the value of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value we have placed on it.

* Foreign investments. We may invest without limit in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values are affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less publicly-available information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means at times we may be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value our foreign investments to a high degree of accuracy.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies historically have offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than the yields of most funds that invest mainly in U.S. companies.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to our foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the unavailability of suitable derivatives.

Derivatives involve special risks and may result in losses. The fund relies on our ability to handle these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. Our use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Smaller companies. We invest in smaller and mid-sized companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in preferred stocks, convertible securities and debt securities, all of which may be subject to other risks, as described in the SAI.

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 1.15% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

----------------------------------------------------------------------------
Manager             Since  Experience
----------------------------------------------------------------------------
Joseph P. Joseph    1999   1994 - Present        Putnam Management
Managing Director
----------------------------------------------------------------------------
Omid Kamshad        1997   1996 - Present        Putnam Management
Managing Director          1995 - 1996           Lombard Odier International
                           Prior to April 1995   Baring Asset Management
                                                 Company
----------------------------------------------------------------------------
Joshua L. Byrne     1997   1993 - Present        Putnam Management
Vice President
----------------------------------------------------------------------------
Nigel P. Hart       1997   1997 - Present        Putnam Management
Vice President             Prior to Nov. 1997    IAI International
----------------------------------------------------------------------------

* Year 2000 issues. The fund could be adversely affected if the computer systems that we and the fund's other service providers use do not properly process and calculate date-related information relating to the end of the twentieth century and the beginning of the twenty-first. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, we are working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Mutual Funds Corp. (Putnam Mutual Funds) generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or

* the plan's sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $150 million (using the higher of purchase price or current market value) within one year of initial purchase, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order for you to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Fund distributions and taxes

The fund distributes any net investment income and any net realized capital gains at least once a year.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.



For more information
about Putnam International Voyager Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.


You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the fund's file number.


P U T N A M  I N V E S T M E N T S

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

58367 1/00   File No. 811-7237